Exhibit 99.2

Capital One Financial Corporation
Financial Supplement
Second Quarter 2016(1)

__________

(1)
The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Investors should refer to our Quarterly Report on Form 10-Q for the period ended June 30, 2016 once it is filed with the Securities and Exchange Commission.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1: Financial Summary—Consolidated

						2016 Q2 vs.		Six Months Ended June 30,
(Dollars in millions, except per share data and as noted) (unaudited)	2016	2016	2015	2015	2015	2016	2015			2016 vs.
	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2016	2015	2015
Income Statement
Net interest income	$5,093	$5,056	$4,961	$4,760	$4,537	1%	12%	$10,149	$9,113	11%
Non-interest income	1,161	1,164	1,233	1,140	1,135	—	2	2,325	2,206	5
Total net revenue(1)	6,254	6,220	6,194	5,900	5,672	1	10	12,474	11,319	10
Provision for credit losses	1,592	1,527	1,380	1,092	1,129	4	41	3,119	2,064	51
Non-interest expense:
Marketing	415	428	564	418	387	(3)	7	843	762	11
Amortization of intangibles	95	101	103	106	111	(6)	(14)	196	221	(11)
Operating expenses	2,785	2,694	2,813	2,636	2,809	3	(1)	5,479	5,373	2
Total non-interest expense	3,295	3,223	3,480	3,160	3,307	2	—	6,518	6,356	3
Income from continuing operations before income taxes	1,367	1,470	1,334	1,648	1,236	(7)	11	2,837	2,899	(2)
Income tax provision	424	452	426	530	384	(6)	10	876	913	(4)
Income from continuing operations, net of tax	943	1,018	908	1,118	852	(7)	11	1,961	1,986	(1)
Income (loss) from discontinued operations, net of tax(2)	(1)	(5)	12	(4)	11	(80)	**	(6)	30	**
Net income	942	1,013	920	1,114	863	(7)	9	1,955	2,016	(3)
Dividends and undistributed earnings allocated to participating securities(3)	(6)	(6)	(4)	(6)	(4)	—	50	(12)	(10)	20
Preferred stock dividends	(65)	(37)	(68)	(29)	(29)	76	124	(102)	(61)	67
Net income available to common stockholders	$871	$970	$848	$1,079	$830	(10)	5	$1,841	$1,945	(5)
Common Share Statistics
Basic earnings per common share:(3)
Net income from continuing operations	$1.70	$1.86	$1.58	$2.01	$1.50	(9)%	13%	$3.57	$3.49	2%
Income (loss) from discontinued operations	—	(0.01)	0.02	(0.01)	0.02	**	**	(0.01)	0.06	**
Net income per basic common share	$1.70	$1.85	$1.60	$2.00	$1.52	(8)	12	$3.56	$3.55	—
Diluted earnings per common share:(3)
Net income from continuing operations	$1.69	$1.85	$1.56	$1.99	$1.48	(9)	14	$3.53	$3.45	2
Income (loss) from discontinued operations	—	(0.01)	0.02	(0.01)	0.02	**	**	(0.01)	0.06	**
Net income per diluted common share(4)	$1.69	$1.84	$1.58	$1.98	$1.50	(8)	13	$3.52	$3.51	—
Weighted-average common shares outstanding (in millions):
Basic	511.7	523.5	530.8	540.6	545.6	(2)	(6)	517.6	548.0	(6)
Diluted	516.5	528.0	536.3	546.3	552.0	(2)	(6)	522.3	554.7	(6)
Common shares outstanding (period end, in millions)	505.9	514.5	527.3	534.9	542.5	(2)	(7)	505.9	542.5	(7)
Dividends paid per common share	$0.40	$0.40	$0.40	$0.40	$0.40	—	—	$0.80	$0.70	14
Tangible book value per common share (period end)(5)	57.84	55.94	53.65	54.66	52.74	3	10	57.84	52.74	10

						2016 Q2 vs.		Six Months Ended June 30,
(Dollars in millions) (unaudited)	2016	2016	2015	2015	2015	2016	2015			2016 vs.
	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2016	2015	2015
Balance Sheet (Period End)
Loans held for investment(6)	$234,603	$227,613	$229,851	$213,329	$209,705	3%	12%	$234,603	$209,705	12%
Interest-earning assets	307,163	298,348	302,007	283,073	280,137	3	10	307,163	280,137	10
Total assets	339,117	330,346	334,048	313,700	310,510	3	9	339,117	310,510	9
Interest-bearing deposits	195,635	196,597	191,874	187,848	183,657	—	7	195,635	183,657	7
Total deposits	221,059	221,779	217,721	212,903	208,780	—	6	221,059	208,780	6
Borrowings	59,181	50,497	59,115	42,778	45,766	17	29	59,181	45,766	29
Common equity	44,813	44,411	43,990	44,391	43,849	1	2	44,813	43,849	2
Total stockholders’ equity	48,108	47,707	47,284	47,685	46,659	1	3	48,108	46,659	3
Balance Sheet (Average Balances)
Loans held for investment(6)	$230,379	$226,736	$220,052	$211,227	$206,337	2%	12%	$228,557	$205,768	11%
Interest-earning assets	302,764	299,456	292,054	283,082	276,585	1	9	301,106	277,501	9
Total assets	334,479	331,919	323,354	313,822	307,206	1	9	333,197	308,295	8
Interest-bearing deposits	195,641	194,125	189,885	185,800	183,946	1	6	194,883	183,475	6
Total deposits	221,146	219,180	215,899	210,974	209,143	1	6	220,163	208,501	6
Borrowings	54,359	53,761	48,850	45,070	41,650	1	31	54,060	43,854	23
Common equity	45,640	45,782	45,418	45,407	44,878	—	2	45,711	44,727	2
Total stockholders’ equity	48,934	49,078	48,712	48,456	47,255	—	4	49,007	46,828	5

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2: Selected Metrics—Consolidated

						2016 Q2 vs.				Six Months Ended June 30,
(Dollars in millions except as noted) (unaudited)	2016	2016	2015	2015	2015	2016		2015				2016 vs.
	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2016	2015	2015
Performance Metrics
Net interest income growth (period over period)	1%	2%	4%	5%	(1)%	**		**		11%	5%	**
Non-interest income growth (period over period)	—	(6)	8	—	6	**		**		5	2	**
Total net revenue growth (period over period)	1	—	5	4	—	**		**		10	4	**
Total net revenue margin(7)	8.26	8.31	8.48	8.34	8.20	(5	)bps	6	bps	8.29	8.16	13	bps
Net interest margin(8)	6.73	6.75	6.79	6.73	6.56	(2)		17		6.74	6.57	17
Return on average assets	1.13	1.23	1.12	1.43	1.11	(10)		2		1.18	1.29	(11)
Return on average tangible assets(9)	1.18	1.29	1.18	1.50	1.17	(11)		1		1.24	1.36	(12)
Return on average common equity(10)	7.64	8.52	7.36	9.54	7.30	(88)		34		8.08	8.56	(48)
Return on average tangible common equity(11)	11.61	12.94	11.11	14.33	11.06	(133)		55		12.28	13.01	(73)
Non-interest expense as a percentage of average loans held for investment	5.72	5.69	6.33	5.98	6.41	3		(69)		5.70	6.18	(48)
Efficiency ratio(12)	52.69	51.82	56.18	53.56	58.30	87		(561)		52.25	56.15	(390)
Effective income tax rate for continuing operations	31.0	30.7	31.9	32.2	31.1	30		(10)		30.9	31.5	(60)
Employees (in thousands), period end	46.1	45.8	45.4	46.9	47.5	1%		(3)%		46.1	47.5	(3)%
Credit Quality Metrics
Allowance for loan and lease losses	$5,881	$5,416	$5,130	$4,847	$4,676	9%		26%		$5,881	$4,676	26%
Allowance as a percentage of loans held for investment	2.51%	2.38%	2.23%	2.27%	2.23%	13	bps	28	bps	2.51%	2.23%	28	bps
Net charge-offs	$1,155	$1,178	$1,078	$890	$846	(2)%		37%		$2,333	$1,727	35%
Net charge-off rate(13)	2.01%	2.08%	1.96%	1.69%	1.64%	(7	)bps	37	bps	2.04%	1.68%	36	bps
30+ day performing delinquency rate	2.47	2.33	2.69	2.63	2.33	14		14		2.47	2.33	14
30+ day delinquency rate	2.79	2.64	3.00	2.95	2.65	15		14		2.79	2.65	14
Capital Ratios(14)
Common equity Tier 1 capital	10.9%	11.1%	11.1%	12.1%	12.1%	(20	)bps	(120	)bps	10.9%	12.1%	(120	)bps
Tier 1 capital	12.2	12.4	12.4	13.4	13.3	(20)		(110)		12.2	13.3	(110)
Total capital	14.4	14.6	14.6	15.1	15.1	(20)		(70)		14.4	15.1	(70)
Tier 1 leverage	10.2	10.2	10.6	11.1	11.1	—		(90)		10.2	11.1	(90)
Tangible common equity (“TCE”)(15)	9.0	9.1	8.9	9.8	9.7	(10)		(70)		9.0	9.7	(70)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3: Consolidated Statements of Income

	Three Months Ended			2016 Q2 vs.		Six Months Ended June 30,
	2016	2016	2015	2016	2015			2016 vs.
(Dollars in millions, except per share data and as noted) (unaudited)	Q2	Q1	Q2	Q1	Q2	2016	2015	2015
Interest income:
Loans, including loans held for sale	$5,148	$5,085	$4,531	1%	14%	$10,233	$9,071	13%
Investment securities	405	415	382	(2)	6	820	788	4
Other	18	17	24	6	(25)	35	52	(33)
Total interest income	5,571	5,517	4,937	1	13	11,088	9,911	12
Interest expense:
Deposits	292	283	272	3	7	575	543	6
Securitized debt obligations	47	48	36	(2)	31	95	69	38
Senior and subordinated notes	111	106	80	5	39	217	159	36
Other borrowings	28	24	12	17	133	52	27	93
Total interest expense	478	461	400	4	20	939	798	18
Net interest income	5,093	5,056	4,537	1	12	10,149	9,113	11
Provision for credit losses	1,592	1,527	1,129	4	41	3,119	2,064	51
Net interest income after provision for credit losses	3,501	3,529	3,408	(1)	3	7,030	7,049	—
Non-interest income:
Service charges and other customer-related fees	371	404	429	(8)	(14)	775	866	(11)
Interchange fees, net	616	596	567	3	9	1,212	1,063	14
Net other-than-temporary impairment recognized in earnings	(2)	(8)	(7)	(75)	(71)	(10)	(22)	(55)
Other	176	172	146	2	21	348	299	16
Total non-interest income	1,161	1,164	1,135	—	2	2,325	2,206	5
Non-interest expense:
Salaries and associate benefits	1,279	1,270	1,360	1	(6)	2,549	2,571	(1)
Occupancy and equipment	465	458	439	2	6	923	874	6
Marketing	415	428	387	(3)	7	843	762	11
Professional services	304	278	334	9	(9)	582	630	(8)
Communications and data processing	262	243	208	8	26	505	410	23
Amortization of intangibles	95	101	111	(6)	(14)	196	221	(11)
Other	475	445	468	7	1	920	888	4
Total non-interest expense	3,295	3,223	3,307	2	—	6,518	6,356	3
Income from continuing operations before income taxes	1,367	1,470	1,236	(7)	11	2,837	2,899	(2)
Income tax provision	424	452	384	(6)	10	876	913	(4)
Income from continuing operations, net of tax	943	1,018	852	(7)	11	1,961	1,986	(1)
Income (loss) from discontinued operations, net of tax(2)	(1)	(5)	11	(80)	**	(6)	30	**
Net income	942	1,013	863	(7)	9	1,955	2,016	(3)
Dividends and undistributed earnings allocated to participating securities(3)	(6)	(6)	(4)	—	50	(12)	(10)	20
Preferred stock dividends	(65)	(37)	(29)	76	124	(102)	(61)	67
Net income available to common stockholders	$871	$970	$830	(10)	5	$1,841	$1,945	(5)

	Three Months Ended			2016 Q2 vs.		Six Months Ended June 30,
	2016	2016	2015	2016	2015			2016 vs.
(Dollars in millions, except per share data and as noted) (unaudited)	Q2	Q1	Q2	Q1	Q2	2016	2015	2015
Basic earnings per common share:(3)
Net income from continuing operations	$1.70	$1.86	$1.50	(9)%	13%	$3.57	$3.49	2%
Income (loss) from discontinued operations	—	(0.01)	0.02	**	**	(0.01)	0.06	**
Net income per basic common share(4)	$1.70	$1.85	$1.52	(8)	12	$3.56	$3.55	—
Diluted earnings per common share:(3)
Net income from continuing operations	$1.69	$1.85	$1.48	(9)	14	$3.53	$3.45	2
Income (loss) from discontinued operations	—	(0.01)	0.02	**	**	(0.01)	0.06	**
Net income per diluted common share(4)	$1.69	$1.84	$1.50	(8)	13	$3.52	$3.51	—
Weighted-average common shares outstanding (in millions):
Basic common shares	511.7	523.5	545.6	(2)	(6)	517.6	548.0	(6)
Diluted common shares	516.5	528.0	552.0	(2)	(6)	522.3	554.7	(6)
Dividends paid per common share	$0.40	$0.40	$0.40	—	—	$0.80	$0.70	14

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4: Consolidated Balance Sheets

				June 30, 2016 vs.
(Dollars in millions) (unaudited)	June 30, 2016	December 31, 2015	June 30, 2015	December 31, 2015	June 30, 2015
Assets:
Cash and cash equivalents:
Cash and due from banks	$3,253	$3,407	$2,879	(5)%	13%
Interest-bearing deposits with banks	3,840	4,577	4,275	(16)	(10)
Federal funds sold and securities purchased under agreements to resell	56	39	2	44	**
Total cash and cash equivalents	7,149	8,023	7,156	(11)	—
Restricted cash for securitization investors	265	1,017	253	(74)	5
Securities available for sale, at fair value	39,960	39,061	39,136	2	2
Securities held to maturity, at carrying value	25,120	24,619	23,668	2	6
Loans held for investment:(6)
Unsecuritized loans held for investment	202,778	196,068	175,407	3	16
Loans held in consolidated trusts	31,825	33,783	34,298	(6)	(7)
Total loans held for investment	234,603	229,851	209,705	2	12
Allowance for loan and lease losses	(5,881)	(5,130)	(4,676)	15	26
Net loans held for investment	228,722	224,721	205,029	2	12
Loans held for sale, at lower of cost or fair value	1,220	904	1,066	35	14
Premises and equipment, net	3,556	3,584	3,602	(1)	(1)
Interest receivable	1,236	1,189	1,056	4	17
Goodwill	14,495	14,480	13,984	—	4
Other assets	17,394	16,450	15,560	6	12
Total assets	$339,117	$334,048	$310,510	2	9

				June 30, 2016 vs.
(Dollars in millions) (unaudited)	June 30, 2016	December 31, 2015	June 30, 2015	December 31, 2015	June 30, 2015
Liabilities:
Interest payable	$301	$299	$262	1%	15%
Deposits:
Non-interest-bearing deposits	25,424	25,847	25,123	(2)	1
Interest-bearing deposits	195,635	191,874	183,657	2	7
Total deposits	221,059	217,721	208,780	2	6
Securitized debt obligations	16,130	16,166	13,785	—	17
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	999	981	1,888	2	(47)
Senior and subordinated notes	21,872	21,837	19,987	—	9
Other borrowings	20,180	20,131	10,106	—	100
Total other debt	43,051	42,949	31,981	—	35
Other liabilities	10,468	9,629	9,043	9	16
Total liabilities	291,009	286,764	263,851	1	10

Stockholders’ equity:
Preferred stock	0	0	0	—	—
Common stock	7	6	6	17	17
Additional paid-in capital, net	29,786	29,655	29,063	—	2
Retained earnings	28,479	27,045	25,540	5	12
Accumulated other comprehensive income (loss)	241	(616)	(397)	**	**
Treasury stock, at cost	(10,405)	(8,806)	(7,553)	18	38
Total stockholders’ equity	48,108	47,284	46,659	2	3
Total liabilities and stockholders’ equity	$339,117	$334,048	$310,510	2	9

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Notes to Financial Summary, Selected Metrics and Consolidated Financial Statements (Tables 1—4)

**	Not meaningful.

(1)
Total net revenue was reduced by $244 million in Q2 2016, $228 million in Q1 2016, $222 million in Q4 2015, $195 million in Q3 2015 and $168 million in Q2 2015 for the estimated uncollectible amount of billed finance charges and fees and related losses.

(2)
Historically, the majority of the provision (benefit) for representation and warranty losses has been included, net of tax, in discontinued operations. The provision (benefit) for mortgage representation and warranty losses included the following activity:

	2016	2016	2015	2015	2015
(Dollars in millions) (unaudited)	Q2	Q1	Q4	Q3	Q2
Provision (benefit) for mortgage representation and warranty losses before income taxes:
Recorded in continuing operations	$(1)	$(1)	$(1)	$(7)	$(9)
Recorded in discontinued operations	2	3	(21)	3	(27)
Total provision (benefit) for mortgage representation and warranty losses before income taxes	$1	$2	$(22)	$(4)	$(36)
The mortgage representation and warranty reserve was $614 million as of June 30, 2016, $610 million as of December 31, 2015 and $636 million as of June 30, 2015.

(3)
Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarter may not agree to the year-to-date total.

(4)
In Q2 2016, we recorded charges totaling $30 million associated with (i) a build of $54 million in the U.K. Payment Protection Insurance customer refund reserve (“U.K. PPI Reserve”); offset by (ii) a gain of $24 million related to the exchange of our ownership interest in Visa Europe with Visa Inc. as a result of Visa Inc’s acquisition of Visa Europe. In Q4 2015, we recorded charges totaling $72 million associated with (i) closing the GE Healthcare Financial Services (“HFS”) acquisition and establishing an initial allowance and reserve related to the loans acquired; (ii) certain planned site closures; and (iii) revisions to the restructuring charges recorded in Q2 2015 to reflect updated information. In Q3 2015, we recorded a build in the U.K. PPI Reserve of $69 million. In Q2 2015, we recorded charges totaling $225 million associated with (i) a restructuring charge of $147 million for severance and related benefits pursuant to our ongoing benefit programs as a result of the realignment of our workforce; and (ii) a build in the U.K. PPI Reserve of $78 million. We report the following non-GAAP financial measures that we believe are helpful for investors and users of our financial information to understand the effect of these items on our reported results. The table below presents a reconciliation of our reported results to these non-GAAP financial measures. Period not presented had no adjustments.

	2016 Q2			2015 Q4			2015 Q3			2015 Q2
(Dollars in millions, except per share data) (unaudited)	Pre-Tax Income	Net Income	Diluted EPS	Pre-Tax Income	Net Income	Diluted EPS	Pre-Tax Income	Net Income	Diluted EPS	Pre-Tax Income	Net Income	Diluted EPS
Reported results	$1,367	$942	$1.69	$1,334	$920	$1.58	$1,648	$1,114	$1.98	$1,236	$863	$1.50
Adjustments	30	37	0.07	72	46	0.09	69	69	0.12	225	155	0.28
Results excluding adjustments	$1,397	$979	$1.76	$1,406	$966	$1.67	$1,717	$1,183	$2.10	$1,461	$1,018	$1.78

(5)
Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See “Table 15: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for additional information on non-GAAP measures.

(6)
Included in loans held for investment are purchased credit-impaired loans (“PCI loans”) recorded at fair value at acquisition and subsequently accounted for based on estimated cash flows expected to be collected over the life of the loans (under the accounting standard formerly known as “SOP 03-3,” or Accounting Standards Codification 310-30). These include certain of our consumer and commercial loans that were acquired through business combinations. The table below presents amounts related to PCI loans:

	2016	2016	2015	2015	2015
(Dollars in millions) (unaudited)	Q2	Q1	Q4	Q3	Q2
PCI loans:
Period-end unpaid principal balance	$18,256	$19,492	$20,434	$20,585	$21,841
Period-end loans held for investment	17,358	18,568	19,518	19,743	20,970
Average loans held for investment	17,783	18,894	19,319	20,116	21,440

(7)	Calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.

(8)	Calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.

(9)
Return on average tangible assets is a non-GAAP measure calculated based on annualized income from continuing operations, net of tax, for the period divided by average tangible assets for the period. See “Table 15: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for additional information on non-GAAP measures.

(10)
Calculated based on the annualized sum of (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average common equity for the period. Our calculation of return on average common equity may not be comparable to similarly titled measures reported by other companies.

(11)
Return on average tangible common equity (“ROTCE”) is a non-GAAP measure calculated based on the annualized sum of (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average tangible common equity for the period. Our calculation of ROTCE may not be comparable to similarly titled measures reported by other companies. See “Table 15: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for additional information on non-GAAP measures.

(12)
Calculated based on total non-interest expense for the period divided by total net revenue for the period. The efficiency ratio, excluding the adjustments discussed above in Footnote 4, was 52.32% for Q2 2016, 55.82% for Q4 2015, 52.78% for Q3 2015 and 54.63% for Q2 2015. The adjusted efficiency ratios are non-GAAP measures that we believe would provide useful information to investors and users of our financial information.

(13)	Calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.

(14)
Ratios as of the end of Q2 2016 are preliminary and therefore subject to change. See “Table 15: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for information on the calculation of each of these ratios.

(15)
TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 15: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for additional information on non-GAAP measures.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2016 Q2			2016 Q1			2015 Q2
	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)
(Dollars in millions) (unaudited)
Interest-earning assets:
Loans, including loans held for sale	$231,496	$5,148	8.90%	$227,573	$5,085	8.94%	$207,335	$4,531	8.74%
Investment securities	65,754	405	2.46	65,156	415	2.55	63,771	382	2.40
Cash equivalents and other	5,514	18	1.31	6,727	17	1.01	5,479	24	1.75
Total interest-earning assets	$302,764	$5,571	7.36	$299,456	$5,517	7.37	$276,585	$4,937	7.14

Interest-bearing liabilities:
Interest-bearing deposits	$195,641	$292	0.60	$194,125	$283	0.58	$183,946	$272	0.59
Securitized debt obligations	15,226	47	1.23	15,361	48	1.25	13,219	36	1.09
Senior and subordinated notes	21,717	111	2.04	21,993	106	1.93	20,336	80	1.57
Other borrowings and liabilities	18,255	28	0.61	17,176	24	0.56	8,857	12	0.54
Total interest-bearing liabilities	$250,839	$478	0.76	$248,655	$461	0.74	$226,358	$400	0.71
Net interest income/spread		$5,093	6.60		$5,056	6.63		$4,537	6.43
Impact of non-interest-bearing funding			0.13			0.12			0.13
Net interest margin			6.73%			6.75%			6.56%

	Six Months Ended June 30,
	2016			2015
	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)
(Dollars in millions) (unaudited)
Interest-earning assets:
Loans, including loans held for sale	$229,534	$10,233	8.92%	$206,598	$9,071	8.78%
Investment securities	65,455	820	2.51	63,477	788	2.48
Cash equivalents and other	6,117	35	1.14	7,426	52	1.40
Total interest-earning assets	$301,106	$11,088	7.36	$277,501	$9,911	7.14

Interest-bearing liabilities:
Interest-bearing deposits	$194,883	$575	0.59	$183,475	$543	0.59
Securitized debt obligations	15,293	95	1.24	12,396	69	1.11
Senior and subordinated notes	21,855	217	1.99	20,465	159	1.55
Other borrowings and liabilities	17,716	52	0.59	11,771	27	0.46
Total interest-bearing liabilities	$249,747	$939	0.75	$228,107	$798	0.70
Net interest income/spread		$10,149	6.61		$9,113	6.44
Impact of non-interest-bearing funding			0.13			0.13
Net interest margin			6.74%			6.57%
__________

(1)	Interest income and interest expense and the calculation of average yields on interest-earning assets and average rates on interest-bearing liabilities include the impact of hedge accounting.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 7: Loan Information and Performance Statistics

						2016 Q2 vs.				Six Months Ended June 30,
(Dollars in millions) (unaudited)	2016 Q2	2016 Q1	2015 Q4	2015 Q3	2015 Q2	2016 Q1		2015 Q2		2016	2015	2016 vs. 2015
Loans Held For Investment (Period End)
Credit card:
Domestic credit card	$88,581	$84,561	$87,939	$82,178	$78,984	5%		12%		$88,581	$78,984	12%
International credit card	8,323	8,138	8,186	7,957	8,219	2		1		8,323	8,219	1
Total credit card	96,904	92,699	96,125	90,135	87,203	5		11		96,904	87,203	11
Consumer banking:
Auto	44,502	42,714	41,549	41,052	39,991	4		11		44,502	39,991	11
Home loan	23,358	24,343	25,227	26,340	27,595	(4)		(15)		23,358	27,595	(15)
Retail banking	3,555	3,534	3,596	3,598	3,590	1		(1)		3,555	3,590	(1)
Total consumer banking	71,415	70,591	70,372	70,990	71,176	1		—		71,415	71,176	—
Commercial banking:
Commercial and multifamily real estate	26,341	25,559	25,518	23,585	22,886	3		15		26,341	22,886	15
Commercial and industrial	39,313	38,102	37,135	27,873	27,660	3		42		39,313	27,660	42
Total commercial lending	65,654	63,661	62,653	51,458	50,546	3		30		65,654	50,546	30
Small-ticket commercial real estate	548	580	613	654	685	(6)		(20)		548	685	(20)
Total commercial banking	66,202	64,241	63,266	52,112	51,231	3		29		66,202	51,231	29
Other loans	82	82	88	92	95	—		(14)		82	95	(14)
Total loans held for investment	$234,603	$227,613	$229,851	$213,329	$209,705	3		12		$234,603	$209,705	12
Loans Held For Investment (Average)
Credit card:
Domestic credit card	$85,981	$85,148	$83,760	$80,402	$75,924	1%		13%		$85,564	$75,349	14%
International credit card	8,401	7,839	8,127	8,048	7,977	7		5		8,120	7,895	3
Total credit card	94,382	92,987	91,887	88,450	83,901	2		12		93,684	83,244	13
Consumer banking:
Auto	43,605	41,962	41,333	40,560	39,546	4		10		42,784	38,970	10
Home loan	23,835	24,781	25,776	26,934	28,251	(4)		(16)		24,308	28,869	(16)
Retail banking	3,548	3,553	3,595	3,603	3,570	—		(1)		3,550	3,565	—
Total consumer banking	70,988	70,296	70,704	71,097	71,367	1		(1)		70,642	71,404	(1)
Commercial banking:
Commercial and multifamily real estate	25,661	25,015	25,613	23,305	22,853	3		12		25,338	22,985	10
Commercial and industrial	38,713	37,762	31,132	27,620	27,414	3		41		38,237	27,303	40
Total commercial lending	64,374	62,777	56,745	50,925	50,267	3		28		63,575	50,288	26
Small-ticket commercial real estate	564	598	634	667	709	(6)		(20)		581	735	(21)
Total commercial banking	64,938	63,375	57,379	51,592	50,976	2		27		64,156	51,023	26
Other loans	71	78	82	88	93	(9)		(24)		75	97	(23)
Total average loans held for investment	$230,379	$226,736	$220,052	$211,227	$206,337	2		12		$228,557	$205,768	11
Net Charge-Off (Recovery) Rates
Credit card:
Domestic credit card	4.07%	4.16%	3.75%	3.08%	3.42%	(9	)bps	65	bps	4.12%	3.49%	63	bps
International credit card	3.54	3.24	2.76	1.80	2.65	30		89		3.39	2.73	66
Total credit card	4.02	4.09	3.66	2.96	3.35	(7)		67		4.05	3.42	63

						2016 Q2 vs.				Six Months Ended June 30,
(Dollars in millions) (unaudited)	2016 Q2	2016 Q1	2015 Q4	2015 Q3	2015 Q2	2016 Q1		2015 Q2		2016	2015	2016 vs. 2015
Consumer banking:
Auto	1.20%	1.60%	2.10%	1.85%	1.22%	(40	)bps	(2	)bps	1.39%	1.38%	1	bps
Home loan	0.09	0.05	0.05	0.01	0.04	4		5		0.07	0.03	4
Retail banking	1.26	1.36	1.43	1.53	1.39	(10)		(13)		1.31	1.18	13
Total consumer banking	0.83	1.04	1.32	1.14	0.76	(21)		7		0.93	0.83	10
Commercial banking:
Commercial and multifamily real estate	(0.02)	(0.01)	(0.03)	(0.15)	(0.04)	(1)		2		(0.02)	(0.03)	1
Commercial and industrial	0.62	0.49	0.07	0.61	0.13	13		49		0.56	0.09	47
Total commercial lending	0.37	0.29	0.02	0.26	0.05	8		32		0.33	0.03	30
Small-ticket commercial real estate	0.33	0.13	0.34	0.50	0.15	20		18		0.23	0.32	(9)
Total commercial banking	0.37	0.29	0.03	0.26	0.05	8		32		0.33	0.04	29
Total net charge-offs	2.01	2.08	1.96	1.69	1.64	(7)		37		2.04	1.68	36
30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card	3.14%	3.09%	3.39%	3.28%	2.84%	5	bps	30	bps	3.14%	2.84%	30	bps
International credit card	3.24	3.32	2.98	2.81	2.65	(8)		59		3.24	2.65	59
Total credit card	3.15	3.11	3.36	3.24	2.82	4		33		3.15	2.82	33
Consumer banking:
Auto	5.59	5.14	6.69	6.10	5.58	45		1		5.59	5.58	1
Home loan	0.14	0.14	0.16	0.18	0.17	—		(3)		0.14	0.17	(3)
Retail banking	0.62	0.61	0.76	0.62	0.66	1		(4)		0.62	0.66	(4)
Total consumer banking	3.56	3.19	4.05	3.62	3.24	37		32		3.56	3.24	32
Nonperforming Loans and Nonperforming Assets Rates(1)(2)
Credit card:
International credit card	0.53%	0.59%	0.65%	0.77%	0.83%	(6	)bps	(30	)bps	0.53%	0.83%	(30	)bps
Total credit card	0.05	0.05	0.06	0.07	0.08	—		(3)		0.05	0.08	(3)
Consumer banking:
Auto	0.38	0.31	0.53	0.49	0.40	7		(2)		0.38	0.40	(2)
Home loan	1.24	1.26	1.23	1.18	1.13	(2)		11		1.24	1.13	11
Retail banking	0.89	0.83	0.77	0.74	0.79	6		10		0.89	0.79	10
Total consumer banking	0.69	0.66	0.79	0.76	0.70	3		(1)		0.69	0.70	(1)
Commercial banking:
Commercial and multifamily real estate	0.10	0.12	0.03	0.03	0.12	(2)		(2)		0.10	0.12	(2)
Commercial and industrial	2.58	2.66	1.45	1.58	1.56	(8)		102		2.58	1.56	102
Total commercial lending	1.59	1.64	0.87	0.87	0.91	(5)		68		1.59	0.91	68
Small-ticket commercial real estate	1.59	1.11	0.83	0.65	0.47	48		112		1.59	0.47	112
Total commercial banking	1.59	1.63	0.87	0.87	0.90	(4)		69		1.59	0.90	69
Total nonperforming loans	0.68	0.69	0.51	0.50	0.50	(1)		18		0.68	0.50	18
Total nonperforming assets	0.80	0.83	0.65	0.64	0.64	(3)		16		0.80	0.64	16

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 8: Allowance for Loan and Lease Losses and Reserve for Unfunded Lending Commitments Activity

	Three Months Ended June 30, 2016
	Credit Card			Consumer Banking
(Dollars in millions) (unaudited)	Domestic Card	International Card	Total Credit Card	Auto	Home Loan	Retail Banking	Total Consumer Banking	Commercial Banking	Other	Total
Allowance for loan and lease losses:
Balance as of March 31, 2016	$3,440	$345	$3,785	$772	$64	$78	$914	$714	$3	$5,416
Provision (benefit) for loan and lease losses	1,164	97	1,261	191	(1)	14	204	185	(1)	1,649
Charge-offs	(1,102)	(113)	(1,215)	(227)	(7)	(14)	(248)	(64)	(1)	(1,528)
Recoveries	228	38	266	97	2	3	102	4	1	373
Net charge-offs	(874)	(75)	(949)	(130)	(5)	(11)	(146)	(60)	—	(1,155)
Other changes(3)	—	(11)	(11)	—	—	—	—	(18)	—	(29)
Balance as of June 30, 2016	3,730	356	4,086	833	58	81	972	821	2	5,881
Reserve for unfunded lending commitments:
Balance as of March 31, 2016	—	—	—	—	—	8	8	218	—	226
Provision (benefit) for losses on unfunded lending commitments	—	—	—	—	—	—	—	(57)	—	(57)
Balance as of June 30, 2016	—	—	—	—	—	8	8	161	—	169
Combined allowance and reserve as of June 30, 2016	$3,730	$356	$4,086	$833	$58	$89	$980	$982	$2	$6,050

	Six Months Ended June 30, 2016
	Credit Card			Consumer Banking
(Dollars in millions) (unaudited)	Domestic Card	International Card	Total Credit Card	Auto	Home Loan	Retail Banking	Total Consumer Banking	Commercial Banking	Other	Total
Allowance for loan and lease losses:
Balance as of December 31, 2015	$3,355	$299	$3,654	$726	$70	$72	$868	$604	$4	$5,130
Provision (benefit) for loan and lease losses	2,136	196	2,332	405	(4)	32	433	356	(3)	3,118
Charge-offs	(2,225)	(212)	(2,437)	(496)	(12)	(31)	(539)	(112)	(2)	(3,090)
Recoveries	464	74	538	198	4	8	210	6	3	757
Net charge-offs	(1,761)	(138)	(1,899)	(298)	(8)	(23)	(329)	(106)	1	(2,333)
Other changes(3)	—	(1)	(1)	—	—	—	—	(33)	—	(34)
Balance as of June 30, 2016	3,730	356	4,086	833	58	81	972	821	2	5,881
Reserve for unfunded lending commitments:
Balance as of December 31, 2015	—	—	—	—	—	7	7	161	—	168
Provision (benefit) for losses on unfunded lending commitments	—	—	—	—	—	1	1	—	—	1
Balance as of June 30, 2016	—	—	—	—	—	8	8	161	—	169
Combined allowance and reserve as of June 30, 2016	$3,730	$356	$4,086	$833	$58	$89	$980	$982	$2	$6,050

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 9: Financial Summary—Business Segment Results

	Three Months Ended June 30, 2016					Six Months Ended June 30, 2016
(Dollars in millions) (unaudited)	Total	Credit Card	Consumer Banking	Commercial Banking	Other	Total	Credit Card	Consumer Banking	Commercial Banking	Other
Net interest income (expense)	$5,093	$3,045	$1,439	$559	$50	$10,149	$6,078	$2,859	$1,096	$116
Non-interest income	1,161	859	175	129	(2)	2,325	1,706	366	247	6
Total net revenue (loss)(4)	6,254	3,904	1,614	688	48	12,474	7,784	3,225	1,343	122
Provision (benefit) for credit losses	1,592	1,261	204	128	(1)	3,119	2,332	434	356	(3)
Non-interest expense	3,295	1,883	1,006	343	63	6,518	3,746	1,996	665	111
Income (loss) from continuing operations before income taxes	1,367	760	404	217	(14)	2,837	1,706	795	322	14
Income tax provision (benefit)	424	276	147	79	(78)	876	613	289	117	(143)
Income (loss) from continuing operations, net of tax	$943	$484	$257	$138	$64	$1,961	$1,093	$506	$205	$157

	Three Months Ended March 31, 2016
(Dollars in millions) (unaudited)	Total	Credit Card	Consumer Banking	Commercial Banking	Other
Net interest income (expense)	$5,056	$3,033	$1,420	$537	$66
Non-interest income	1,164	847	191	118	8
Total net revenue (loss)(4)	6,220	3,880	1,611	655	74
Provision (benefit) for credit losses	1,527	1,071	230	228	(2)
Non-interest expense	3,223	1,863	990	322	48
Income (loss) from continuing operations before income taxes	1,470	946	391	105	28
Income tax provision (benefit)	452	337	142	38	(65)
Income (loss) from continuing operations, net of tax	$1,018	$609	$249	$67	$93

	Three Months Ended June 30, 2015					Six Months Ended June 30, 2015
(Dollars in millions) (unaudited)	Total	Credit Card	Consumer Banking	Commercial Banking	Other	Total	Credit Card	Consumer Banking	Commercial Banking	Other
Net interest income (expense)	$4,537	$2,633	$1,444	$466	$(6)	$9,113	$5,299	$2,878	$927	$9
Non-interest income	1,135	845	196	123	(29)	2,206	1,661	354	237	(46)
Total net revenue (loss)(4)	5,672	3,478	1,640	589	(35)	11,319	6,960	3,232	1,164	(37)
Provision (benefit) for credit losses	1,129	895	185	49	—	2,064	1,564	391	109	—
Non-interest expense	3,307	1,857	998	270	182	6,356	3,633	1,968	542	213
Income (loss) from continuing operations before income taxes	1,236	726	457	270	(217)	2,899	1,763	873	513	(250)
Income tax provision (benefit)	384	263	166	98	(143)	913	632	316	186	(221)
Income (loss) from continuing operations, net of tax	$852	$463	$291	$172	$(74)	$1,986	$1,131	$557	$327	$(29)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 10: Financial & Statistical Summary—Credit Card Business

						2016 Q2 vs.				Six Months Ended June 30,
	2016	2016	2015	2015	2015	2016		2015				2016 vs.
(Dollars in millions) (unaudited)	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2016	2015	2015
Credit Card(5)
Earnings:
Net interest income	$3,045	$3,033	$2,996	$2,866	$2,633	—		16%		$6,078	$5,299	15%
Non-interest income	859	847	902	858	845	1%		2		1,706	1,661	3
Total net revenue (loss)	3,904	3,880	3,898	3,724	3,478	1		12		7,784	6,960	12
Provision (benefit) for credit losses	1,261	1,071	1,022	831	895	18		41		2,332	1,564	49
Non-interest expense	1,883	1,863	2,021	1,848	1,857	1		1		3,746	3,633	3
Income (loss) from continuing operations before income taxes	760	946	855	1,045	726	(20)		5		1,706	1,763	(3)
Income tax provision (benefit)	276	337	302	375	263	(18)		5		613	632	(3)
Income (loss) from continuing operations, net of tax	$484	$609	$553	$670	$463	(21)		5		$1,093	$1,131	(3)
Selected performance metrics:
Period-end loans held for investment	$96,904	$92,699	$96,125	$90,135	$87,203	5%		11%		$96,904	$87,203	11%
Average loans held for investment	94,382	92,987	91,887	88,450	83,901	2		12		93,684	83,244	13
Average yield on loans held for investment(6)	14.49%	14.60%	14.45%	14.39%	13.98%	(11	)bps	51	bps	14.55%	14.14%	41	bps
Total net revenue margin(7)	16.55	16.69	16.97	16.84	16.58	(14)		(3)		16.62	16.72	(10)
Net charge-off rate	4.02	4.09	3.66	2.96	3.35	(7)		67		4.05	3.42	63
30+ day performing delinquency rate	3.15	3.11	3.36	3.24	2.82	4		33		3.15	2.82	33
30+ day delinquency rate	3.18	3.15	3.40	3.29	2.88	3		30		3.18	2.88	30
Nonperforming loan rate(1)	0.05	0.05	0.06	0.07	0.08	—		(3)		0.05	0.08	(3)
PCCR intangible amortization	$67	$70	$74	$78	$80	(4)%		(16)%		$137	$164	(16)%
Purchase volume(8)	78,019	68,189	75,350	69,875	68,559	14		14		146,208	125,942	16

						2016 Q2 vs.				Six Months Ended June 30,
	2016	2016	2015	2015	2015	2016		2015				2016 vs.
(Dollars in millions) (unaudited)	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2016	2015	2015
Domestic Card
Earnings:
Net interest income	$2,769	$2,756	$2,718	$2,613	$2,395	—		16%		$5,525	$4,816	15%
Non-interest income	792	774	830	814	796	2%		(1)		1,566	1,539	2
Total net revenue (loss)	3,561	3,530	3,548	3,427	3,191	1		12		7,091	6,355	12
Provision (benefit) for credit losses	1,164	972	945	796	853	20		36		2,136	1,463	46
Non-interest expense	1,669	1,671	1,796	1,630	1,621	—		3		3,340	3,201	4
Income (loss) from continuing operations before income taxes	728	887	807	1,001	717	(18)		2		1,615	1,691	(4)
Income tax provision (benefit)	265	323	293	362	259	(18)		2		588	612	(4)
Income (loss) from continuing operations, net of tax	$463	$564	$514	$639	$458	(18)		1		$1,027	$1,079	(5)
Selected performance metrics:
Period-end loans held for investment	$88,581	$84,561	$87,939	$82,178	$78,984	5%		12%		$88,581	$78,984	12%
Average loans held for investment	85,981	85,148	83,760	80,402	75,924	1		13		85,564	75,349	14
Average yield on loans held for investment(6)	14.40%	14.43%	14.31%	14.35%	13.95%	(3	)bps	45	bps	14.41%	14.09%	32	bps
Total net revenue margin(7)	16.57	16.58	16.95	17.05	16.81	(1)		(24)		16.58	16.87	(29)
Net charge-off rate	4.07	4.16	3.75	3.08	3.42	(9)		65		4.12	3.49	63
30+ day delinquency rate	3.14	3.09	3.39	3.28	2.84	5		30		3.14	2.84	30
Purchase volume(8)	$71,050	$62,617	$68,740	$63,777	$62,198	13%		14%		$133,667	$114,223	17%
International Card(5)
Earnings:
Net interest income	$276	$277	$278	$253	$238	—		16%		$553	$483	14%
Non-interest income	67	73	72	44	49	(8)%		37		140	122	15
Total net revenue (loss)	343	350	350	297	287	(2)		20		693	605	15
Provision (benefit) for credit losses	97	99	77	35	42	(2)		131		196	101	94
Non-interest expense	214	192	225	218	236	11		(9)		406	432	(6)
Income (loss) from continuing operations before income taxes	32	59	48	44	9	(46)		**		91	72	26
Income tax provision (benefit)	11	14	9	13	4	(21)		175		25	20	25
Income (loss) from continuing operations, net of tax	$21	$45	$39	$31	$5	(53)		**		$66	$52	27
Selected performance metrics:
Period-end loans held for investment	$8,323	$8,138	$8,186	$7,957	$8,219	2%		1%		$8,323	$8,219	1%
Average loans held for investment	8,401	7,839	8,127	8,048	7,977	7		5		8,120	7,895	3
Average yield on loans held for investment(6)	15.45%	16.47%	15.96%	14.88%	14.29%	(102	)bps	116	bps	15.94%	14.60%	134	bps
Total net revenue margin(7)	16.32	17.85	17.21	14.77	14.36	(153)		196		17.06	15.33	173
Net charge-off rate	3.54	3.24	2.76	1.80	2.65	30		89		3.39	2.73	66
30+ day performing delinquency rate	3.24	3.32	2.98	2.81	2.65	(8)		59		3.24	2.65	59
30+ day delinquency rate	3.65	3.76	3.46	3.39	3.29	(11)		36		3.65	3.29	36
Nonperforming loan rate(1)	0.53	0.59	0.65	0.77	0.83	(6)		(30)		0.53	0.83	(30)
Purchase volume(8)	$6,969	$5,572	$6,610	$6,098	$6,361	25%		10%		$12,541	$11,719	7%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 11: Financial & Statistical Summary—Consumer Banking Business

						2016 Q2 vs.				Six Months Ended June 30,
	2016	2016	2015	2015	2015	2016		2015				2016 vs.
(Dollars in millions) (unaudited)	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2016	2015	2015
Consumer Banking
Earnings:
Net interest income	$1,439	$1,420	$1,434	$1,443	$1,444	1%		—		$2,859	$2,878	(1)%
Non-interest income	175	191	182	174	196	(8)		(11)%		366	354	3
Total net revenue (loss)	1,614	1,611	1,616	1,617	1,640	—		(2)		3,225	3,232	—
Provision (benefit) for credit losses	204	230	240	188	185	(11)		10		434	391	11
Non-interest expense	1,006	990	1,057	1,001	998	2		1		1,996	1,968	1
Income (loss) from continuing operations before income taxes	404	391	319	428	457	3		(12)		795	873	(9)
Income tax provision (benefit)	147	142	115	155	166	4		(11)		289	316	(9)
Income (loss) from continuing operations, net of tax	$257	$249	$204	$273	$291	3		(12)		$506	$557	(9)
Selected performance metrics:
Period-end loans held for investment	$71,415	$70,591	$70,372	$70,990	$71,176	1%		—		$71,415	$71,176	—
Average loans held for investment	70,988	70,296	70,704	71,097	71,367	1		(1)%		70,642	71,404	(1)%
Average yield on loans held for investment(6)	6.28%	6.18%	6.25%	6.25%	6.27%	10	bps	1	bps	6.23%	6.27%	(4	)bps
Auto loan originations	$6,529	$5,844	$4,977	$5,590	$5,433	12%		20%		$12,373	$10,618	17%
Period-end deposits	176,340	177,803	172,702	170,866	170,321	(1)		4		176,340	170,321	4
Average deposits	176,808	174,254	171,521	170,816	171,076	1		3		175,531	170,339	3
Average deposit interest rate	0.55%	0.54%	0.54%	0.56%	0.57%	1	bps	(2	)bps	0.54%	0.57%	(3	)bps
Net charge-off rate	0.83	1.04	1.32	1.14	0.76	(21)		7		0.93	0.83	10
30+ day performing delinquency rate	3.56	3.19	4.05	3.62	3.24	37		32		3.56	3.24	32
30+ day delinquency rate	4.07	3.67	4.67	4.22	3.80	40		27		4.07	3.80	27
Nonperforming loan rate(1)	0.69	0.66	0.79	0.76	0.70	3		(1)		0.69	0.70	(1)
Nonperforming asset rate(2)	0.96	0.95	1.10	1.05	0.98	1		(2)		0.96	0.98	(2)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 12: Financial & Statistical Summary—Commercial Banking Business

						2016 Q2 vs.				Six Months Ended June 30,
	2016	2016	2015	2015	2015	2016		2015				2016 vs.
(Dollars in millions) (unaudited)	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2016	2015	2015
Commercial Banking
Earnings:
Net interest income	$559	$537	$484	$454	$466	4%		20%		$1,096	$927	18%
Non-interest income	129	118	142	108	123	9		5		247	237	4
Total net revenue (loss)(4)	688	655	626	562	589	5		17		1,343	1,164	15
Provision (benefit) for credit losses	128	228	118	75	49	(44)		161		356	109	**
Non-interest expense	343	322	342	272	270	7		27		665	542	23
Income (loss) from continuing operations before income taxes	217	105	166	215	270	107		(20)		322	513	(37)
Income tax provision (benefit)	79	38	60	78	98	108		(19)		117	186	(37)
Income (loss) from continuing operations, net of tax	$138	$67	$106	$137	$172	106		(20)		$205	$327	(37)
Selected performance metrics:
Period-end loans held for investment	$66,202	$64,241	$63,266	$52,112	$51,231	3%		29%		$66,202	$51,231	29%
Average loans held for investment	64,938	63,375	57,379	51,592	50,976	2		27		64,156	51,023	26
Average yield on loans held for investment(4)(6)	3.45%	3.38%	3.18%	3.21%	3.26%	7	bps	19	bps	3.42%	3.24%	18	bps
Period-end deposits	$34,281	$33,383	$34,257	$32,751	$32,909	3%		4%		$34,281	$32,909	4%
Average deposits	33,764	34,076	33,797	32,806	32,778	(1)		3		33,920	32,811	3
Average deposit interest rate	0.27%	0.27%	0.26%	0.25%	0.25%	—		2	bps	0.27%	0.24%	3	bps
Net charge-off rate	0.37	0.29	0.03	0.26	0.05	8	bps	32		0.33	0.04	29
Nonperforming loan rate(1)(9)	1.59	1.63	0.87	0.87	0.90	(4)		69		1.59	0.90	69
Nonperforming asset rate(2)(9)	1.60	1.64	0.87	0.87	0.91	(4)		69		1.60	0.91	69
Risk category:(9)(10)
Noncriticized	$61,926	$59,663	$59,743	$49,803	$48,847	4%		27%		$61,926	$48,847	27%
Criticized performing	2,456	2,595	2,015	1,725	1,767	(5)		39		2,456	1,767	39
Criticized nonperforming	1,050	1,050	550	453	463	—		127		1,050	463	127
PCI loans(9)	770	933	958	131	154	(17)		**		770	154	**
Total commercial loans	$66,202	$64,241	$63,266	$52,112	$51,231	3		29		$66,202	$51,231	29
Risk category as a percentage of period-end loans held for investment:(9)(10)
Noncriticized	93.5%	92.9%	94.4%	95.6%	95.4%	60	bps	(190	)bps	93.5%	95.4%	(190	)bps
Criticized performing	3.7	4.0	3.2	3.3	3.4	(30)		30		3.7	3.4	30
Criticized nonperforming	1.6	1.6	0.9	0.9	0.9	—		70		1.6	0.9	70
PCI loans(9)	1.2	1.5	1.5	0.2	0.3	(30)		90		1.2	0.3	90
Total commercial loans	100.0%	100.0%	100.0%	100.0%	100.0%					100.0%	100.0%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 13: Financial & Statistical Summary—Other and Total

						2016 Q2 vs.		Six Months Ended June 30,
	2016	2016	2015	2015	2015	2016	2015			2016 vs.
(Dollars in millions) (unaudited)	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2016	2015	2015
Other
Earnings:
Net interest income (expense)	$50	$66	$47	$(3)	$(6)	(24)%	**	$116	$9	**
Non-interest income	(2)	8	7	—	(29)	**	(93)%	6	(46)	**
Total net revenue (loss)(4)	48	74	54	(3)	(35)	(35)	**	122	(37)	**
Provision (benefit) for credit losses	(1)	(2)	—	(2)	—	(50)	**	(3)	—	**
Non-interest expense(11)	63	48	60	39	182	31	(65)	111	213	(48)%
Income (loss) from continuing operations before income taxes	(14)	28	(6)	(40)	(217)	**	(94)	14	(250)	**
Income tax provision (benefit)	(78)	(65)	(51)	(78)	(143)	20	(45)	(143)	(221)	(35)
Income (loss) from continuing operations, net of tax	$64	$93	$45	$38	$(74)	(31)	**	$157	$(29)	**
Selected performance metrics:
Period-end loans held for investment	$82	$82	$88	$92	$95	—	(14)%	$82	$95	(14)%
Average loans held for investment	71	78	82	88	93	(9)%	(24)	75	97	(23)
Period-end deposits	10,438	10,593	10,762	9,286	5,550	(1)	88	10,438	5,550	88
Average deposits	10,574	10,850	10,581	7,352	5,289	(3)	100	10,712	5,351	100
Total
Earnings:
Net interest income	$5,093	$5,056	$4,961	$4,760	$4,537	1%	12%	$10,149	$9,113	11%
Non-interest income	1,161	1,164	1,233	1,140	1,135	—	2	2,325	2,206	5
Total net revenue (loss)	6,254	6,220	6,194	5,900	5,672	1	10	12,474	11,319	10
Provision (benefit) for credit losses	1,592	1,527	1,380	1,092	1,129	4	41	3,119	2,064	51
Non-interest expense	3,295	3,223	3,480	3,160	3,307	2	—	6,518	6,356	3
Income (loss) from continuing operations before income taxes	1,367	1,470	1,334	1,648	1,236	(7)	11	2,837	2,899	(2)
Income tax provision (benefit)	424	452	426	530	384	(6)	10	876	913	(4)
Income (loss) from continuing operations, net of tax	$943	$1,018	$908	$1,118	$852	(7)	11	$1,961	$1,986	(1)
Selected performance metrics:
Period-end loans held for investment	$234,603	$227,613	$229,851	$213,329	$209,705	3%	12%	$234,603	$209,705	12%
Average loans held for investment	230,379	226,736	220,052	211,227	206,337	2	12	228,557	205,768	11
Period-end deposits	221,059	221,779	217,721	212,903	208,780	—	6	221,059	208,780	6
Average deposits	221,146	219,180	215,899	210,974	209,143	1	6	220,163	208,501	6

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 14: Notes to Loan, Allowance and Business Segment Disclosures (Tables 7—13)

(1)	The nonperforming loan rates are calculated based on nonperforming loans for each category divided by period-end total loans held for investment for each respective category.

(2)
Nonperforming assets consist of nonperforming loans, real estate owned (“REO”) and other foreclosed assets. The total nonperforming asset rate is calculated based on total nonperforming assets divided by the combined period-end total loans held for investment, REO and other foreclosed assets. Calculation of nonperforming asset rates for our Consumer Banking and Commercial Banking businesses do not include the impact of acquired REOs.

(3)	Represents foreign currency translation adjustments and the net impact of loan transfers and sales.

(4)
Some of our tax-related commercial investments generate tax-exempt income or tax credits. Accordingly, we make certain reclassifications within our Commercial Banking business results to present revenues and yields on a taxable-equivalent basis, calculated assuming an effective tax rate approximately equal to our federal statutory tax rate of 35% with offsetting reclassifications to the Other category.

(5)	Includes a build in our U.K. PPI Reserve in Q2 2016, Q3 2015 and Q2 2015, which impacted both total net revenue and non-interest expense within our International Card business.

(6)
Calculated based on annualized interest income for the period divided by average loans held for investment during the period for the respective loan category. Annualized interest income is computed based on the effective yield of the respective loan category and does not include any allocations, such as funds transfer pricing.

(7)	Calculated based on annualized total net revenue for the period divided by average loans held for investment during the period for the respective loan category.

(8)	Includes purchase transactions, net of returns, for the period for loans both classified as held for investment and held for sale. Excludes cash advance and balance transfer transactions.

(9)
The loans held for investment acquired in the HFS acquisition included $667 million, $825 million and $835 million of PCI loans as of June 30, 2016, March 31, 2016 and December 31, 2015, respectively, that are being accounted for under ASC 310-30 (formerly “SOP 03-3”) due to their deterioration in credit quality since origination. From a managed perspective, we evaluate loans based on their actual risk ratings, and accordingly we are also including our nonperforming and criticized ratios measured on that basis. The table below presents our nonperforming loan rate, nonperforming asset rate and risk category information as if these PCI loans were classified based on their risk ratings in each of the periods impacted by the HFS acquisition.

	2016	2016	2015
(Dollars in millions) (unaudited)	Q2	Q1	Q4
Selected performance metrics
Nonperforming loan rate	1.63%	1.69%	0.93%
Nonperforming asset rate	1.64	1.70	0.93
Risk category:
Noncriticized	$62,058	$59,729	$59,743
Criticized performing	2,961	3,321	2,814
Criticized nonperforming	1,080	1,083	586
Risk category as a percentage of period-end loans held for investment:
Noncriticized	93.7%	93.0%	94.4%
Criticized performing	4.5	5.2	4.5
Criticized nonperforming	1.6	1.7	0.9

(10)	Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.

(11)	Includes restructuring charges for employee severance and related benefits pursuant to our ongoing benefit programs.

**	Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 15: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures(1)

	Basel III Standardized Approach
(Dollars in millions) (unaudited)	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Regulatory Capital Metrics
Common equity Tier 1 capital	$29,486	$29,231	$29,544	$30,109	$29,804
Tier 1 capital	32,780	32,525	32,838	33,402	32,614
Total capital(2)	38,768	38,399	38,838	37,694	37,115
Risk-weighted assets	269,710	262,368	265,739	249,081	246,106
Average assets for the leverage ratio	319,969	317,403	309,037	300,010	293,291
Capital Ratios
Common equity Tier 1 capital(3)	10.9%	11.1%	11.1%	12.1%	12.1%
Tier 1 capital(4)	12.2	12.4	12.4	13.4	13.3
Total capital(5)	14.4	14.6	14.6	15.1	15.1
Tier 1 leverage(6)	10.2	10.2	10.6	11.1	11.1
Tangible common equity (“TCE”)(7)	9.0	9.1	8.9	9.8	9.7
Reconciliation of Non-GAAP Measures
We report certain non-GAAP measures that management uses in assessing its capital adequacy and the level of return generated. These non-GAAP measures consist of tangible common equity (“TCE”), tangible assets and metrics computed using these amounts, which include tangible book value per common share, return on average tangible assets, return on average TCE and TCE ratio. These metrics are considered key financial performance measures for the Company. The tables below provide the details of the calculation of our non-GAAP measures and regulatory capital. While our non-GAAP measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly titled measures reported by other companies.

	2016	2016	2015	2015	2015
(Dollars in millions) (unaudited)	Q2	Q1	Q4	Q3	Q2
Tangible Common Equity (Period End)
Stockholders’ equity	$48,108	$47,707	$47,284	$47,685	$46,659
Goodwill and intangible assets(8)	(15,553)	(15,629)	(15,701)	(15,153)	(15,240)
Noncumulative perpetual preferred stock(9)	(3,294)	(3,296)	(3,294)	(3,294)	(2,810)
Tangible common equity	$29,261	$28,782	$28,289	$29,238	$28,609
Tangible Common Equity (Average)
Average stockholders’ equity	$48,934	$49,078	$48,712	$48,456	$47,255
Average goodwill and intangible assets(8)	(15,585)	(15,654)	(15,316)	(15,183)	(15,256)
Average noncumulative perpetual preferred stock(9)	(3,294)	(3,296)	(3,294)	(3,049)	(2,377)
Average tangible common equity	$30,055	$30,128	$30,102	$30,224	$29,622

	2016	2016	2015	2015	2015
(Dollars in millions) (unaudited)	Q2	Q1	Q4	Q3	Q2
Tangible Assets (Period End)
Total assets	$339,117	$330,346	$334,048	$313,700	$310,510
Goodwill and intangible assets(8)	(15,553)	(15,629)	(15,701)	(15,153)	(15,240)
Tangible assets	$323,564	$314,717	$318,347	$298,547	$295,270
Tangible Assets (Average)
Average total assets	$334,479	$331,919	$323,354	$313,822	$307,206
Average goodwill and intangible assets(8)	(15,585)	(15,654)	(15,316)	(15,183)	(15,256)
Average tangible assets	$318,894	$316,265	$308,038	$298,639	$291,950
Common Equity Tier 1 Capital Ratio Under Basel III Standardized Approach

(Dollars in millions) (unaudited)	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Common equity excluding AOCI	$44,572	$44,452	$44,606	$44,533	$44,246
Adjustments:
AOCI(10)(11)	332	117	(254)	75	(128)
Goodwill(8)	(14,296)	(14,301)	(14,296)	(13,805)	(13,809)
Intangible assets(8)(11)	(483)	(532)	(393)	(374)	(413)
Other	(639)	(505)	(119)	(320)	(92)
Common equity Tier 1 capital	$29,486	$29,231	$29,544	$30,109	$29,804
Risk-weighted assets	$269,710	$262,368	$265,739	$249,081	$246,106
Common equity Tier 1 capital ratio(3)	10.9%	11.1%	11.1%	12.1%	12.1%
__________

(1)	Regulatory capital metrics and capital ratios as of June 30, 2016 are preliminary and therefore subject to change.

(2)	Total capital equals the sum of Tier 1 capital and Tier 2 capital.

(3)	Common equity Tier 1 capital ratio is a regulatory measure calculated based on Common equity Tier 1 capital divided by risk-weighted assets.

(4)	Tier 1 capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.

(5)	Total capital ratio is a regulatory capital measure calculated based on Total capital divided by risk-weighted assets.

(6)	Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by average assets, after certain adjustments.

(7)	TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets.

(8)	Includes impact of related deferred taxes.

(9)	Includes related surplus.

(10)	Amounts presented are net of tax.

(11)	Amounts based on transition provisions for regulatory capital deductions and adjustments of 40% for 2015 and 60% for 2016.